Loans Receivable, Net	12 Months Ended
Dec. 31, 2021
Accounts, Notes, Loans and Financing Receivable, Gross, Allowance, and Net [Abstract]
Loans Receivable, Net

8 .	LOANS RECEIVABLE, NET
The Group provides loans using its own fund or through the consolidated trusts to the shippers and truckers through its mobile and website platforms. The annual interest rate ranges from 20%~36% and the credit period is less than one year. Interest on loans receivable is accrued and credited to revenue as earned. In general, loans receivable is identified as uncollectible when it is determined to be not probable that the balance can be collected.
The following table presents loan principal and accrued interests as of December 31, 2020 and 2021:

	As of December 31,
	2020	2021
	RMB	RMB
Loans receivable	1,354,358	1,842,784
Less: allowance for loan losses	(40,401)	(65,117)

Loans receivable, net	1,313,957	1,777,667

The following table presents the aging of loans as of December 31, 2020 and 2021:

	0-30 days past due	31-60 days past due	Over 60 days past due	Total amount past due	Current	Total loans
December 31, 2020 (RMB)	16,137	6,755	24,182	47,074	1,307,284	1,354,358
December 31, 2021 (RMB)	22,522	14,518	47,386	84,426	1,758,358	1,842,784
Movement of allowance for loan losses is as follows:

	Years ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Balance at beginning of year	(19,998)	(92,641)	(40,401)
Provisions for doubtful accounts	(127,790)	(94,160)	(97,658)
Write-off	55,147	146,400	72,942

Balance at end of year	(92,641)	(40,401)	(65,117)

Loans receivable is recorded as receivable, reduced by an allowance for estimated losses as of the balance sheet date. The Group does not record any interest revenue on an accrual basis for the loans that are past due for more than 90 days. As of December 31, 2020 and 2021, the nonaccrual loan principal (those over 90 calendar days past due excluding loans that were over 180 days past due and therefore charged off) was RMB14.8 million and RMB33.9 million, respectively and the net nonaccrual loan princip
a
l after deducting the provision was RMB0.4 million and RMB3.8 million, respectively. Loans are returned to accrual status if they are brought to non-delinquent
status or have performed in accordance with the contractual terms for a reasonable period of time and, in our judgment, will continue to make periodic principal and interest payments as scheduled. The Company determines a loan’s past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment.
In the years ended December 31, 2019, 2020 and 2021, the Group recorded RMB128 million
,
RMB94 million and RMB98 million of provision net with recoveries to loans receivables, respectively. The allowance for loan losses is determined at a level the Group believes to be reasonable to absorb probable losses inherent in the portfolio as of each balance sheet date, primarily based on the Group’s historical delinquency rate, days past due and other risk characteristics on a portfolio basis.
The Group writes off the loans receivables that are past due for more than 180 days as they are not considered collectible based on the Group’s historical experiences.